LEASES (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 15, 2024	Dec. 31, 2023
Leases
Operating leases term, description	The Company currently has a 3-year lease for its offices, with an option to extend for another 3 years. In January 2024, the lease was amended, extending the term to March 31, 2030. This amendment resulted in an increase of $637 in Lease Liability and Operating Lease Right-of-Use Asset due to lease modification. The Company also leases several vehicles, each for a 3-year term.
Operating leases, option to extend	option to extend for another 3 years
Operating lease liability	$ 1,561	$ 479
Operating lease right of use of asset	$ 1,576	$ 479	$ 1,802
Operating leases weighted average remaining lease term	5 years 2 months 12 days
Weighted average discount rate	8.00%